UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K/A
(Amendment No. 1)
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 2, 2025
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GITLAB INC.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-40895	47-1861035
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Address Not Applicable[1]		Zip Code Not Applicable[1]
(Address of Principal Executive Offices)		(Zip Code)
 Registrant’s Telephone Number, Including Area Code: Not Applicable
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0000025 per share	GTLB	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐
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1 We are a remote-only company. Accordingly, we do not maintain a headquarters. For purposes of compliance with applicable requirements of the Securities Act and Securities Exchange Act of 1934, as amended, any stockholder communication required to be sent to our principal executive offices may be directed to the agent for service of process at Corporation Service Company, 251 Little Falls Drive, Wilmington, Delaware 19808, or to the email address: reach.gitlab@gitlab.com.

Item 2.02 Results of Operations and Financial Condition.
On December 2, 2025, GitLab Inc. (the “Company”), furnished a Current Report on Form 8-K that included a press release announcing its financial results for the quarter ended October 31, 2025 (the “Original Form 8-K”). This Current Report on Form 8-K/A amends the Original Form 8-K solely for the purpose of correcting a clerical error with respect to the Company's guidance for non-GAAP diluted earnings per share (“EPS”), for the full fiscal year 2026. The Company currently expects non-GAAP diluted EPS in the range of $0.88 to $0.89 for the full fiscal year 2026. The full text of the corrected press release is attached as Exhibit 99.1 to this report.
Other than correction of the error discussed in this Current Report on Form 8-K/A, no other changes have been made to the Original Form 8-K or the press release furnished therewith.
The Company makes reference to non-GAAP financial information in the Company’s press release and the webcast call. A reconciliation of these non-GAAP financial measures to the comparable GAAP financial measures is contained in the attached press release.
The information contained herein, including the accompanying Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings, unless expressly incorporated by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated December 2, 2025 (as corrected).
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GitLab Inc.

Dated: December 2, 2025	By:	/s/ James Shen
James Shen
Interim Chief Financial Officer